UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

400 South Hope Street, 25th Floor, Los Angeles, California	90071

(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01  Regulation FD Disclosure.

As previously announced on November 30, 2015, the Company is hosting its annual Business Outlook Day conference in New York City on December 3, 2015, where the Company will discuss various aspects of its business with investors and other securities-market professionals.  During those discussions, several senior Company executives will present financial and other information regarding the Company’s business.  Those presentation materials are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 to this Current Report on Form 8-K.

The information contained in these Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Financial Overview
99.2	Global Workplace Solutions
99.3	Global Workplace Solutions Integration
99.4	Asset Services
99.5	Capital and Investment Markets
99.6	Leasing Services
99.7	Valuation & Advisory Services
99.8	Regional Business Outlook

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK

Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer